UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 2, 2009

SIGNPATH PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-158474	20-5079533
(Commission File Number)	(IRS Employer Identification No.)

1375 California Road
Quakertown, PA  18951

(Address of Principal Executive Offices)      (Zip Code)

(215) 538-9996

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

This Amendment No. 1 to Form 8-K for October 2, 2009 of SignPath Pharma Inc. (the “Company”) is being filed in response to an SEC comment letter dated October 8, 2009.  The restatement as of December 31, 2008, has been presented for the Statement of Operations and Statements of Cash Flows for the year ended December 31, 2008, as well as for the three months ended March 31, 2009 and 2008 and for the period from inception on May 15, 2006 through March 31, 2009.

ITEM 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On October 2, 2009, M&K CPAs, PLLC (“M&K”), the independent registered public accounting firm of SignPath Pharma Inc., a Delaware corporation (the “Company”), informed the Company, and the management, the Audit Committee, and the Board of Directors of the Company concluded, that the Company’s previously issued financial statements as of and for the year ended December 31, 2008 and the quarter ended March 31, 2009, as included in:

(a)	the Registration Statement on Form S-1/A filed with the Commission on August 10, 2009 (the “Form S-1/A”); and

(b)	the prospectus filed under Rule 424(b)(3) filed with the Commission on August 11, 2009 (the “Final Prospectus”, with the “Form S-1/A, the “Filings”).

should not be relied upon: (i) due to the Company’s previous recording of a warrant expense for the fair value of the warrants in conjunction with the sale of its preferred stock, which resulted in an overstatement of Additional Paid-in Capital and General & Administrative Expenses of $799,184 and $156,976, in the Company’s Balance Sheets as of December 31, 2008 and March 31, 2009 as well as the Statement of Operations for the year ended December 31, 2008 (as previously restated in the Company’s former auditors’ audit reports dated June 19, 2009 and August 4, 2009 and the related financial statements (the “Initial Restatement”)) and the three months ended March 31, 2009; and (ii) given the Company recorded the issuance of 57,500 shares in both the period ended December 31, 2007 and 2008, which resulted in an overstatement of Common Stock of $58, Additional Paid-in Capital of $38,467, and Stock Offering Costs of $38,524 in the financial statements for the Statements of Stockholders’ Equity (Deficit) as of December 31, 2008 in the Initial Restatement.  As a result of such overstatements, the Company should restate the financial statements contained within the Filings to reflect the foregoing (the “Current Restatement”) and file a post-effective amendment to the aforementioned Filings accordingly, as well as a related prospectus once the post-effective amendment is declared effective by the Commission.

The Company’s Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Current Restatement and concluded that the errors resulted from the Company relying on improper guidance received from its predecessor auditor in the application of applicable accounting standards surrounding the treatment of warrants issued in conjunction with stock offerings.  The Company improperly expensed the fair value of the warrants as opposed to apportioning an amount of the additional paid-in capital associated with the issuances to the warrants in the amount of the fair value of the warrants.  The Board of Directors and authorized officers of the Company discussed this matter and conclusion with M&K and it was concluded that the Company's previously issued financial statements appearing in the Filings (including as affected by the Initial Restatement) could not be relied upon and needed to be restated so as to reflect the Current Restatement.  Specifically, such Current Restatement changes are as follows:

	December 31,	Net	December 31,
	2008	Change	2008
	(Restated)		(Original)
ASSETS

CURRENT ASSETS

Cash	$181,128	-	$181,128

Total Current Assets	181,128	-	181,128

EQUIPMENT, net	3,200	-	3,200

TOTAL ASSETS	$184,328	-	$184,328

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$-	-	$-
Accrued Liabilities	-	-	-

Total Current Liabilities	-	-	-

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock; $0.10 par value, 5,000,000 shares authorized 2,062 and 1,502 shares issued and outstanding, respectively	150	-	150
Common stock; $0.001 par value, 45,000,000 shares authorized; 11,307,500 and 11,307,500 shares issued and outstanding, respectively	11,308	58	11,365
Additional paid-in capital	2,099,804	799,126	2,898,931
Deficit accumulated during the development stage	(1,926,934)	(799,184)	(2,726,118)

Total Stockholders' Equity (Deficit)	184,328	-	184,328
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$184,328	-	$184,328

SIGNPATH PHARMA, INC
Statements of Operations
(A Development Stage Company)

	For the		For the
	Year Ended		Year Ended
	December 31,	Net	December 31,
	2008	Change	2008
	(Restated)		(Original)

REVENUES	$-	$-	$-

OPERATING EXPENSES

General and administrative	103,674	(799,184)	902,858
Consulting expense	79,481	-	79,481
Financing expense	720,763	-	720,763
Legal and professional expenses	137,444	-	137,444
Licensing expense	102,347	-	102,347
Advertising expense	49,175	-	49,175
Research and development	233,990	-	233,990

Total Operating Expenses	1,426,874	(799,184)	2,226,058

OPERATING INCOME (LOSS)	(1,426,874)	799,184	(2,226,058)

OTHER INCOME (EXPENSE)

Interest expense	(63,995)	-	(63,995)

Total Other Income (Expense)	(63,995)	-	(63,995)

NET LOSS BEFORE INCOME TAXES	(1,490,869)	799,184	(2,290,053)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(1,490,869)	$799,184	$(2,290,053)

BASIC LOSS PER SHARE	$(0.13)	0.07	$(0.20)

WEIGHTED AVERAGE NUMBER
NUMBER OF SHARES OUTSTANDING	11,365,000	-	11,365,000

SIGNPATH PHARMA, INC.
Statements of Cash Flows
(A Development Stage Company)

	For the		For the
	Year Ended		Year Ended
	December 31,	Net	December 31,
	2008	Change	2008
	(Restated)		(Original)
OPERATING ACTIVITIES

Net loss	$(1,490,869)	$799,184	$(2,290,053)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-	(737,406)	737,406
Depreciation expense	800	-	800
Warrant expense	-	(799,184)	799,184
Changes in operating assets and liabilities
Accrued interest payable	(4,467)	(42,376)	37,909

Net Cash Used in Operating Activities	(1,494,536)	(779,782)	(714,754)

INVESTING ACTIVITIES

Purchase of equipment	-	-	-

Net Cash Used in Investing Activities	-	-	-

FINANCING ACTIVITIES

Proceeds from notes payable	1,297,727	707,227	590,500
Repayments of notes payable	(275,000)	(275,000)	-
Stock offering costs paid	(270,948)	38,524	(309,472)
Preferred stock issued for cash	921,031	309,031	612,000
Common stock issued for cash	-	-	-

Net Cash Provided by Financing Activities	1,672,810	779,782	893,028

NET INCREASE (DECREASE) IN CASH	178,274	-	178,274

CASH AT BEGINNING OF PERIOD	2,854	-	2,854

CASH AT END OF PERIOD	$181,128	$-	$181,128

Balance Sheets
(A Development Stage Company)

	March 31,	Net	March 31,
	2009	Change	2009
	(Restated)		(Original)
ASSETS

CURRENT ASSETS

Cash	$272,428	$-	$272,428

Total Current Assets	272,428	-	272,428

EQUIPMENT, net	3,000	-	3,000

TOTAL ASSETS	$275,428	$-	$275,428

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Bridge financing notes payable	$-	$-	$-
Accrued Salaries	250,368	-	250,368
Accrued interest payable	-	-	-

Total Current Liabilities	250,368	-	250,368

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock; $0.10 par value, 5,000,000 shares authorized 1,797 and 1,502 shares issued and outstanding, respectively	180	-	180
Common stock; $0.001 par value, 45,000,000 shares authorized; 11,365,000 and 11,365,000 shares issued and outstanding, respectively	11,365	-	11,365
Additional paid-in capital	3,147,597	(156,976)	3,304,573
Deficit accumulated during the development stage	(3,134,082)	156,976	(3,291,058)

Total Stockholders' Equity (Deficit)	25,060	-	25,060
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)	$275,428	$-	$275,428

Statements of Operations
(A Development Stage Company)
(Unaudited)

			From Inception
			on May 15, 2006
	For the Three Months Ended		Through
	March 31,		March 31,
	2009	2008	2009
	(Restated)

REVENUES	$-	$-	$-

OPERATING EXPENSES

General and administrative	211,246	18,341	915,454
Consulting expense	-	74,481	79,481
Financing expense	-	-	892,215
Legal and professional expenses	14,511	94,766	171,681
Licensing expense	10,000	74,671	112,347
Advertising expense	-	38,000	49,175
Research and Development	78,815	107,245	531,947

Total Operating Expenses	314,572	407,504	2,752,300

OPERATING INCOME (LOSS)	(314,572)	(407,504)	(2,752,300)

OTHER INCOME (EXPENSE)

Interest expense	-	-	(68,462)

Total Other Income (Expense)	-	-	(68,462)

NET LOSS BEFORE INCOME TAXES	(314,572)	(407,504)	(2,820,762)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(314,572)	$(407,504)	$(2,820,762)

BASIC LOSS PER SHARE	$(0.03)	$(0.04)

WEIGHTED AVERAGE NUMBER NUMBER OF SHARES OUTSTANDING	11,365,000	10,258,000

Statements of Operations
(A Development Stage Company)
(Unaudited)

			From Inception
			on May 15, 2006
	For the Three Months Ended		Through
	March 31,		March 31,
	2009	2008	2009
	(Original)

REVENUES	$-	$-	$-

OPERATING EXPENSES

General and administrative	211,246	18,341	1,135,382
Consulting expense	-	74,481	79,481
Financing expense	-	-	892,215
Legal and professional expenses	14,511	94,766	171,681
Licensing expense	10,000	74,671	112,347
Advertising expense	-	38,000	49,175
Research and Development	78,815	107,245	531,947

Total Operating Expenses	314,572	407,504	2,972,228

OPERATING INCOME (LOSS)	(314,572)	(407,504)	(2,972,228)

OTHER INCOME (EXPENSE)

Interest expense	-	-	(68,462)

Total Other Income (Expense)	-	-	(68,462)

NET LOSS BEFORE INCOME TAXES	(314,572)	(407,504)	(3,040,690)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(314,572)	$(407,504)	$(3,040,690)

BASIC LOSS PER SHARE	$(0.03)	$(0.04)

WEIGHTED AVERAGE NUMBER NUMBER OF SHARES OUTSTANDING	11,365,000	10,258,000

Statements of Cash Flows
(A Development Stage Company)
(Unaudited)

			From Inception
			on May 15, 2006
	For the Three Months Ended		Through
	March 31,		March 31,
	2009	2008	2009
	(Restated)
OPERATING ACTIVITIES
Net loss	$(314,572)	$(407,504)	$(3,291,058)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-	-	908,858
Depreciation expense	200	-	1,000
Warrant expense	156,976	-	956,160
Changes in operating assets and liabilities
Accrued salaries payable	-	-	250,368
Accrued interest payable	-	-	-

Net Cash Used in Operating Activities	(157,396)	(407,504)	(1,174,672)

INVESTING ACTIVITIES
Purchase of equipment	-	-	(4,000)

Net Cash Used in Investing Activities	-	-	(4,000)

FINANCING ACTIVITIES
Proceeds from notes payable	-	465,000	847,500
Repayments of notes payable	-	-	(847,500)
Stock offering costs paid	(46,304)	-	(355,776)
Preferred stock issued for cash	295,000	-	1,796,876
Common stock issued for cash	-	-	10,000

Net Cash Provided by Financing Activities	248,696	465,000	1,451,100

NET INCREASE (DECREASE) IN CASH	91,300	57,496	272,428

CASH AT BEGINNING OF PERIOD	181,128	2,854	-

CASH AT END OF PERIOD	$272,428	$60,350	$272,428

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

NON CASH FINANCING ACTIVITIES:
Preferred stock issued for bridge financing	$-	$-	$889,876

Statements of Cash Flows
(A Development Stage Company)
(Unaudited)

			From Inception
			on May 15, 2006
	For the Three Months Ended		Through
	March 31,		March 31,
	2009	2008	2009
	(Original)
OPERATING ACTIVITIES
Net loss	(314,572)	$(407,504)	$(3,040,690)
Adjustments to reconcile net loss to net cash used by operating activities:
Common stock issued for services	-	-	908,858
Depreciation expense	200	-	1,000
Warrant expense	156,976	-	956,160
Changes in operating assets and liabilities
Accrued salaries payable	-	-	-
Accrued interest payable	-	-	42,376

Net Cash Used in Operating Activities	(157,396)	(407,504)	(1,132,296)

INVESTING ACTIVITIES
Purchase of equipment	-	-	(4,000)

Net Cash Used in Investing Activities	-	-	(4,000)

FINANCING ACTIVITIES
Proceeds from notes payable	-	465,000	847,500
Repayments of notes payable	-	-	-
Stock offering costs paid	(46,304)	-	(355,776)
Preferred stock issued for cash	295,000	-	907,000
Common stock issued for cash	-	-	10,000

Net Cash Provided by Financing Activities	248,696	465,000	1,408,724

NET INCREASE (DECREASE) IN CASH	91,300	57,496	272,428

CASH AT BEGINNING OF PERIOD	181,128	2,854	-

CASH AT END OF PERIOD	272,428	$60,350	$272,428

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:
Interest	-	$-	$-
Income taxes	-	$-	$-

NON CASH FINANCING ACTIVITIES:
Preferred stock issued for bridge financing	-	$-	$889,876

In light of the Current Restatement, the Company’s CEO and CFO have concluded that the Company’s disclosure controls and procedures, as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Securities Exchange Act of 1934, as amended, had significant deficiencies that caused its controls and procedures to be ineffective as of June 30, 2009.  The Company has reflected this in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 to disclose the impact of the Current Restatement and the effect of the Current Restatement on the Company’s assessment of its internal controls and procedures, to the extent applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)           Exhibits

No.	Exhibits
7.1	Letter from M&K CPAs, PLLC to the Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2009	SIGNPATH PHARMA INC.

	By:	/s/ Dr. Lawrence Helson
Name: Dr. Lawrence Helson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
7.1	Letter from M&K CPAs, PLLC to the Commission regarding statements included in this Form 8-K.